UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)          February 11, 2004

                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                       0-6964                   95-1935264
(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO)

   6301 Owensmouth Avenue
  Woodland Hills, California                                        91367
(ADDRESS OF PRINCIPAL EXECUTIVE                                   (ZIP CODE)
          OFFICES)


Registrant's telephone number, including area code            (818) 704-3700

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On February 11, 2004, the Registrant issued a press release, announcing its results for the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      21ST CENTURY INSURANCE GROUP


Date: February 11, 2004           By:  /s/ Michael J. Cassanego
                                     ---------------------------------------
                                      Name:  Michael J. Cassanego
                                      Title: Senior Vice President and General
                                             Counsel



                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release of the Registrant, issued on February 11, 2004.



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